                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report:                 July 21, 1998

                                 MATTEL, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)



  Delaware                                001-05647                      95-1567322
-----------------------------------------------------------------------------------------
(State or other jurisdiction              (Commission                   (I.R.S. Employer
 of incorporation)                        File No.)                    Identification No.)

333 Continental Boulevard, El Segundo, California                              90245-5012
-----------------------------------------------------------------------------------------
(Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code                         (310) 252-2000
                                                  ---------------------------------------
                                           N/A
-----------------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

          (a)  Financial Statements of Businesses acquired:    None

          (b)  Pro forma financial information:    None

          (c)  Exhibits:

               1.0 Underwriting Agreement dated as of July 21, 1998 among the Registrant, Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated

               4.1 Officer's Certificate establishing the terms of the Notes due 2003 ("2003 Notes")

               4.2 Officer's Certificate establishing the terms of Notes due 2005 ("2005 Notes")

               4.3   Form of 2003 Note

               4.4   Form of 2005 Note

               5.1 Opinion of Irell & Manella LLP as to the legality of the 2003 Notes and 2005 Notes

               23.1  Consent of Irell & Manella LLP (included in their opinion)

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MATTEL, INC.
                                    Registrant


                                    By:  Robert Normile
                                         --------------
                                         Associate General
                                         Counsel and Secretary

Date:  July 24, 1998
       -------------